BUSINESS ACQUISITION	12 Months Ended
Dec. 31, 2024
BUSINESS ACQUISITION
BUSINESS ACQUISITION

4.BUSINESS ACQUISITION

Acquisition of Beijing Qihui Ruituo Consulting Co., Ltd. (“Beijing Qihui”)

On October 11, 2022, the Group completed the acquisition of 100% equity interest of Beijing Qihui, which focuses on providing executive search services for mid-level to senior management and professional technical personnel to employers in the internet industry. The consideration of this acquisition was RMB10.0 million in cash. Additionally, there was a contingent payment arrangement, which was mainly subject to continued employments of the founder of Beijing Qihui and certain key employees and certain performance conditions. The contingent payment arrangement was accounted for as post-combination compensation expenses during the requisite service periods when it is probable that the performance conditions will be met.

The acquisition was accounted for as a business acquisition using the acquisition method of accounting. The consideration of the acquisition was allocated based on the fair value of the assets acquired and the liabilities assumed as of the acquisition date as follows:

Amount
RMB
(In thousands)
Purchase consideration	10,000

Identifiable intangible assets acquired
—Non-compete agreements	8,400
—Trademarks	1,000
—Database	1,000
Goodwill	5,690
Deferred tax liabilities	(2,080)
Net liabilities assumed	(4,010)
Total	10,000

Goodwill arising from the acquisition of Beijing Qihui was primarily attributable to the benefit of the synergies and future business growth expected to be achieved from the acquisition. Goodwill was expected to be non-deductible for income tax purposes.

Acquisition of W.D Technology Investment Group Limited (“W.D Technology”)

On February 6, 2024, the Group completed the acquisition of approximately 77% of equity interest of W.D Technology, which is principally engaged in providing blue-collar recruitment services. The consideration of this acquisition was approximately US$52.7 million (approximately RMB374.3 million). The Group obtained control of the investee since it held majority of the investee’s equity interest and was entitled to assign majority of the board members, one of whom shall be the chief executive officer of the investee.

4.BUSINESS ACQUISITION (CONTINUED)

Acquisition of W.D Technology Investment Group Limited (“W.D Technology”) (continued)

The acquisition was accounted for as a business acquisition using the acquisition method of accounting. The consideration of the acquisition was allocated based on the fair value of assets acquired and liabilities assumed as of the acquisition date as follows:

Amount
RMB
(In thousands)
Purchase consideration	374,306

Net assets acquired	208,412
Identifiable intangible assets acquired
—Customer relationships	94,000
—Trademarks	91,000
—Technology	80,000
—Non-compete agreements	13,000
Goodwill	839
Non-controlling interests	(112,945)
Total	374,306

Net assets acquired primarily consisted of cash and cash equivalents of RMB224.0 million, other receivables of RMB37.1 million, property, equipment and software of RMB43.3 million and other payables and accrued liabilities of RMB104.6 million.

Goodwill arising from the acquisition of W.D Technology was primarily attributable to future business growth expected to be achieved from the acquisition. Goodwill was expected to be non-deductible for income tax purposes.

Pro forma results of operations for the acquisition of W.D Technology were not presented because the effect of this acquisition was not material to the Group’s consolidated financial statements for the year ended December 31, 2024.